Delaware
Investments(SM)
-----------------------------
A member of Lincoln Financial Group(R)

[Fixed Income Artwork]

FIXED INCOME
Semiannual Report
2003

DELAWARE
Tax-Free Pennsylvania Fund


[LOGO] POWERED BY RESEARCH.(SM)

Table
  of Contents

   Letter to Shareholders                          1

   Portfolio Management Review                     3

   New at Delaware                                 4

   Performance Summary                             5

   Financial Statements:

     Statement of Net Assets                         6

     Statement of Operations                        11

     Statements of Changes in Net Assets            12

     Financial Highlights                           13

     Notes to Financial Statements                  16





Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Delaware Investments
     Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes

Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                     Delaware Tax-Free Pennsylvania Fund
  to Shareholders                          September 10, 2002


Recap of Events
As we head into the fall, we are impressed by the resilience of the U.S. economy. Despite the repercussions of September 11 and a series of disheartening corporate scandals, the economy has continued to show signs of recovery from a recession that recent government data suggests was worse than earlier depicted.

The U.S. gross domestic product (GDP), often considered a snapshot of the entire economy, has posted three consecutive quarters of growth. While it's true that the gains have been modest, we think it's important to consider how much worse the recession might have been had the economy not displayed such resiliency. Considering the collapse in capital spending that occurred when the business cycle bottomed, we think it may take some time for the economy to fully establish a base from which it can launch a more significant expansion.

Delaware Tax-Free Pennsylvania Fund returned +3.98% for the six-month period ended August 31, 2002 (Class A shares at net asset value with distributions reinvested). Our results outperformed the +3.59% return of the Lipper Pennsylvania Municipal Debt Funds Average (63 funds) for the same period. The Fund came in slightly behind its benchmark, the Lehman Brothers Municipal Bond Index, which rose +4.17% during the period.

With prospects for a growing economy ahead of us, we would like to review areas of financial strength in the six-month period just passed, the biggest story in our opinion being the bond market. Interest rates help drive bond performance, and since 2001 interest rates have moved substantially lower.

Short-term rates have declined significantly, no doubt due to the Federal Reserve's 11 reductions of the fed funds target since early 2001. Longer-term rates, which are typically higher due to added future uncertainties, also moved lower, but to a lesser degree. The net result was that many bonds appreciated in value while continuing to pay out income.

" TO MEET RISING DEMAND, THE ISSUANCE OF
NEW BONDS HAS BEEN DRAMATIC."

Not surprising, we witnessed a wave of capital flows into bond funds this past year. Driven by a variety of factors -- including unattractive money market yields, diminished expectations for stock returns, and simple risk aversion, investors reallocated $73.9 billion into bond funds during the first half of 2002 (Source: AMG Data Services).

To meet rising demand, the issuance of new bonds has been dramatic. For municipal securities, the number of such offerings reached a record setting $218.7 billion for the first eight months of 2002. This figure represents a greater than 20 percent increase over the same eight-month period in 2001 (Source: Salomon Smith Barney). It also has served to keep municipal bond yields meaningfully high in relation to U.S. Treasury bonds.

Total Return
For the period ended August 31, 2002                                  Six Months
Delaware Tax-Free Pennsylvania Fund -- Class A Shares                   +3.98%
Lipper Pennsylvania Municipal Debt Funds Average (63 funds)             +3.59%
Lehman Brothers Municipal Bond Index                                    +4.17%

--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The Lipper Pennsylvania Municipal Debt Funds Average represents the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Market Outlook
We believe that the U.S. economy will continue to grow for the remainder of 2002. We also believe the Federal Reserve is likely to keep the fed funds target rate low for the near term. A continuation of low rates could likely bode well for your Fund over the short run.

The consumer continues to offer buoyancy to the economy, and corporate productivity gains could contribute to an increase in future earnings.

Still, we encourage investors to be patient about economic renewal. The business community appears to have become more risk-averse -- a stance which may well prove useful in the long run, but which also portends a gradual recovery. At the same time, we believe current events are weighing on the economy and on investors as well. With the possibility of U.S. action against Iraq, and with tensions lingering in the Middle East, outside events continue to play a large role in the current investment setting.

The past fiscal year has caused many investors to reassess their risk tolerance. There are a number of ways to prepare today for the possibility of continued market volatility. For starters, diversifying your investment portfolio is a strategy that stands out as imperative, especially with the stock market struggling to find its legs. We encourage consulting with a financial advisor to assure sufficient diversification in a portfolio targeted to meet specific goals. Given their income production and ability to moderate overall portfolio volatility, we are confident that Delaware Investments' municipal bond funds can maintain a meaningful place in a balanced portfolio structure.

Thank you for your continued confidence in, and commitment to, Delaware Investments.

Sincerely,

/s/ David K. Downes
------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

30-year Municipal Bonds
Tax-Equivalent Yields
As of August 31, 2002

                               [GRAPHIC OMITTED]

    5.58%  5.88%    6.51% 6.85%     6.79% 7.14%    7.31% 7.69%    7.74% 8.14%
--------------------------------------------------------------------------------
         15%           27.5%           30.5%          35.5%          39.1%
                               Income Tax Bracket

As of August 31, 2002, the yield on 30-year AAA-rated municipal bonds nationally was 4.75% and the yield on 30-year AA-rated municipal bonds nationally was 5.00% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket. Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

Portfolio                                  Delaware Tax-Free Pennsylvania Fund
  Management Review                        September 10, 2002


Fund Managers

Mitchell L. Conery
Senior Portfolio Manager

Patrick P. Coyne
Senior Portfolio Manager

The Fund's Results
For the six-month period ended August 31, 2002, the municipal bond market experienced a modest rise in bond prices. This trend was largely a product of continued decreasing interest rates that dates back to last year when the Federal Reserve began its aggressive program of rate cuts.

The yield curve for municipal bonds is currently in a "normal" pattern, meaning that short-term rates are lower than long-term rates. Unique to the present situation is the sharp rise from short-term bond yields to long-term bond yields.

The steepness of the current yield slope is not often seen. Over the past quarter century, it rose at a steeper rate only once -- in 1992 (Source: Moody's Investors Service). In our opinion, the significance of the widening disparity between short- and long-term bonds yields rests in a mounting degree of investor uncertainty about the economy and financial markets.

In the Pennsylvania bond market, we witnessed trends common among most states over the six-month period. Due to last year's recession and the ensuing sluggish economic recovery, the state has come under pressure to generate the funds necessary to maintain public services and capital projects. The state budget was adjusted downward at the beginning of the period, with revenues reduced by just over three percent. This caused a number of near-term financing measures, including an expectation for a draw down of the state's billion-dollar stabilization reserve. Bond issuance was also employed as a means of generating capital (Source: Moody's Investors Service).

Accordingly, volume in the Pennsylvania municipal bond market rose, for both newly issued bonds and previously-issued debt. Lastly, we have noticed that the number of bonds being upgraded by external agencies versus those being downgraded has narrowed substantially, reflecting the difficulty municipalities have faced in light of economic weakness.

For the six-month period ended August 31, 2002, your Fund returned +3.98% (Class A shares at net asset value with distributions reinvested). By comparison, the Fund's peer group, the Lipper Pennsylvania Municipal Debt Funds Average, rose by +3.59% for the same period.

The Fund performed well given our application of a relatively short duration, which is a measure of a bond or bond fund's sensitivity to changes in interest rates. We believe that our bond selections also generally aided the Fund's performance versus its peers. We sought out quality issuers during the period, including higher education agencies.

Outlook
We are guardedly optimistic about the market outlook for Pennsylvania municipal bonds. We believe Pennsylvania's cautious fiscal management practices will likely be maintained and should accommodate a trend of slower economic growth as we move forward into 2003. The modest rise in bond issuance that we have seen over the period is likely to continue, in our estimation. We believe this expansion in capital financing should likely mesh well with revenue expectations and the state's debt service as a percentage of its budget.

We will continue to manage the Fund with our conservative yield-oriented style, in which we seek to acquire high-quality issues with competitive yields without paying market premiums for such securities. We will also likely maintain our conservative approach in administering the Fund's duration. We believe that municipal bonds issued in Pennsylvania will continue to be an attractive asset that can generate both consistent and tax-advantaged income.

New
  at Delaware

--------------------------------------------------------------------------------

Simplify your life.
                            MANAGE YOUR INVESTMENTS


[GRAPHIC OMITTED - edelivery logo]

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available. You also get:

o  Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 AM to 8:00 PM ET, Monday through Friday to assist with any questions.

--------------------------------------------------------------------------------

Delaware
  Tax-Free Pennsylvania Fund


Fund Basics
As of August 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks a high level of current interest income exempt from federal income tax and certain Pennsylvania State and local taxes, consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$717.95 million
--------------------------------------------------------------------------------
Number of Holdings:
119
--------------------------------------------------------------------------------
Fund Start Date:
March 23, 1977
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany.
Prior to joining Delaware Investments in 1997, he served as an investment officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A   DELIX
Class B   DPTBX
Class C   DPTCX

Fund Performance
Average Annual Total Returns

Through August 31, 2002      Lifetime      10 Years      Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 3/23/77)
Excluding Sales Charge        +6.30%        +5.50%         +4.93%        +5.71%
Including Sales Charge        +6.14%        +5.09%         +4.14%        +1.77%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge        +4.63%                       +4.10%        +4.89%
Including Sales Charge        +4.63%                       +3.77%        +0.89%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge        +4.14%                       +4.10%        +4.88%
Including Sales Charge        +4.14%                       +4.10%        +3.88%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and for periods after June 1, 1992, have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for Class A shares of Delaware Tax-Free Pennsylvania Fund during the period included in the Lifetime total return numbers shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Statement                                 Delaware Tax-Free Pennsylvania Fund
  of Net Assets                           August 31, 2002 (Unaudited)

                                                 Principal         Market
                                                  Amount           Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.46%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 2.07%
   Allegheny County Airport Revenue
      (Pittsburgh International
      Airport Project) Series A
      5.75% 1/1/14 (MBIA) (AMT)                 $ 6,910,000     $ 7,817,698
   Lehigh Northampton Airport Series A
      6.00% 5/15/25 (MBIA) (AMT)                  1,525,000       1,645,185
      6.00% 5/15/30 (MBIA) (AMT)                  2,700,000       2,905,578
   Philadelphia Authority for Industrial
      Development Revenue Subordinated
      (Air Cargo Project) Series A
      7.50% 1/1/25 (AMT)                          2,500,000       2,488,900
                                                                -----------
                                                                 14,857,361
                                                                -----------
Continuing Care/Retirement Revenue Bonds - 2.50%
     Allegheny County Residential Finance
        Authority Health Care Facilities
        Revenue (Lemington Home for
        Aged Project) Series A
        5.75% 5/20/37 (GNMA)                      1,000,000       1,032,650
     Bucks County Industrial Development
        Authority County-Guaranteed
        (New Hope Manor Project) Series A
        5.40% 3/1/22                              1,265,000       1,292,058
        5.50% 3/1/41                              5,340,000       5,476,597
   +Delaware County Authority Revenue
        (Main Line & Haverford Nursing
        and Rehabilitation Center
        Project)
        9.00% 8/1/22                              1,865,000       1,132,186
     Lancaster Authority for Industrial
        Development Revenue
        (Garden Spot Village Project)
        Series A 7.625% 5/1/31                    1,650,000       1,735,404
     Lancaster County Hospital Authority
        (Willow Valley Retirement
        Communities Project)
        5.875% 6/1/31                             2,100,000       2,130,450
     Philadelphia Authority for Industrial
        Development Revenue (Stapley
        Germantown Continuing Care
        Community Project) 6.60% 1/1/16           5,250,000       5,131,298
                                                                -----------
                                                                 17,930,643
                                                                -----------
Corporate Backed Revenue Bonds - 3.68%
     Allegheny County Industrial
        Development Environmental
        Improvement Revenue
        (USX Corporation Project)
        5.50% 12/1/29                            13,000,000      12,554,100
     Beaver County Industrial Development
        Authority Pollution Control
        Revenue Refunding
        (Atlantic Richfield Company
        Project)
        5.95% 7/1/21                              5,100,000       5,299,614

                                                 Principal         Market
                                                  Amount           Value
---------------------------------------------------------------------------
Municipal Bonds (continued)
---------------------------------------------------------------------------
Corporate Backed Revenue Bonds (continued)
   Bucks County Industrial Development
     Authority Environmental
     Improvement Revenue
     (USX Corporation Project)
     5.40% 11/1/17                              $ 2,250,000     $ 2,278,845
   Pennsylvania Economic Development
     Financing Authority Solid Waste
     Disposal Revenue (Proctor &
     Gamble Paper Project)
     5.375% 3/1/31 (AMT)                          6,200,000       6,299,138
                                                                -----------
                                                                 26,431,697
                                                                -----------
Dedicated Tax & Fees Revenue Bonds - 0.70%
   Pittsburgh & Allegheny County
     Public Auditorium
     5.00% 2/1/29 (AMBAC)                         5,000,000       5,017,650
                                                                -----------
                                                                  5,017,650
                                                                -----------
Escrowed to Maturity Bonds - 5.12%
   Delaware County Authority
     (Mercy Health Corporation Project)
     6.00% 12/15/26                               3,500,000       3,904,740
   Pennsylvania State Higher Educational
     Facilities Authority College Revenue
     (LaSalle University Project)
     9.50% 5/1/03                                    70,000          73,728
   Philadelphia Authority for Industrial
     Development Industrial &
     Commercial Revenue (Girard Estates
     Facilities Leasing Project)
     5.00% 5/15/27                                4,500,000       4,517,460
   Philadelphia Hospitals & Higher
     Education Facilities Authority
     Hospital Revenue (Presbyterian
     Medical Center Project)
     6.65% 12/1/19                               13,000,000      16,230,760
   Pittsburgh Water & Sewer Revenue
     7.25% 9/1/14 (FGIC)                          9,000,000      11,240,730
   Pottsville School District
     9.375% 5/1/06 (AMBAC)                          730,000         832,835
                                                                -----------
                                                                 36,800,253
                                                                -----------
Higher Education Revenue Bonds - 16.40%
   Allegheny County Higher Educational
     Building Authority Revenue
     (Chatham College Project) Series A
     5.85% 3/1/22                                   650,000         665,938
     5.95% 3/1/32                                 1,000,000       1,019,320
   Dauphin County General Authority
     College Revenue (Holy Family
     College Project) 7.50% 12/1/19               3,025,000       3,363,104

Statement
  of Net Assets (continued)              Delaware Tax-Free Pennsylvania Fund

                                                 Principal         Market
                                                  Amount           Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Higher Education Revenue Bonds (continued)
   Delaware County Authority College
     Revenue (Eastern College Project)
     Series B
     5.50% 10/1/19                               $1,500,000     $ 1,463,430
     5.50% 10/1/24                                2,850,000       2,711,804
     (Haverford College Project)
     5.75% 11/15/29                               1,875,000       2,027,775
   Indiana County Industrial
     Development Authority Revenue
     (Indiana University Student Co-op
     Association, Inc. Project) Series A
     5.875% 11/1/24 (AMBAC)                       1,000,000       1,058,100
     5.875% 11/1/29 (AMBAC)                       1,000,000       1,077,860
   Lehigh County General Purpose
     Authority Revenue
     (Desales University Project)
     5.125% 12/15/23 (RADIAN)                     5,435,000       5,420,597
   Lycoming County Authority College
     Revenue (Pennsylvania College
     of Technology Project)
     5.375% 7/1/30 (AMBAC)                        5,000,000       5,169,250
   Montgomery County Higher Education
     & Health Authority Revenue
     (Arcadia University Project)
     5.85% 4/1/21 (Connie Lee)                    5,465,000       5,865,530
   Pennsylvania State Higher Educational
     Facilities Authority College Revenue
     (Drexel University Project)
     6.00% 5/1/29                                 3,000,000       3,186,450
     (Elizabethtown College Project)
     6.50% 6/15/15                                6,700,000       6,731,356
     (Gwynedd-Mercy College Project)
     5.45% 11/1/26 (RADIAN)                       1,000,000       1,026,750
     5.50% 11/1/31 (RADIAN)                       1,000,000       1,030,450
     (Lafayette College Project)
     6.00% 5/1/30                                 2,500,000       2,717,975
     (Philadelphia University Project)
     6.00% 6/1/29 (RADIAN)                        1,800,000       1,929,276
     (University of Pennsylvania Project)
     4.75% 7/15/33                               14,120,000      13,396,914
     5.90% 9/1/15                                 4,205,000       4,591,608
     (University of the Arts Project)
     5.20% 3/15/25 (RADIAN)                       4,490,000       4,713,378
     (Ursinus College Project)
     5.90% 1/1/27                                 1,000,000       1,054,110
   Pennsylvania State Higher Educational
     Facilities Authority Revenue
     State System Series M
     5.75% 6/15/20 (AMBAC)                       17,730,000     19,018,084

                                                 Principal         Market
                                                  Amount           Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Higher Education Revenue Bonds (continued)
   Philadelphia Hospital & Higher
     Educational Facilities Authority
     College Revenue
     (Chestnut Hill College Project)
     6.00% 10/1/29                                $3,860,00     $ 3,683,714
   Swarthmore Borough Authority
     (Swarthmore College Project)
     5.00% 9/15/31                               17,265,000      17,320,592
     6.00% 9/15/12                                5,730,000       5,855,831
   West Cornwall Township Municipal
     Authority College Revenue
     (Elizabethtown College Project)
     6.00% 12/15/27                               1,615,000       1,644,167
                                                                -----------
                                                                117,743,363
                                                                -----------
Hospital Revenue Bonds - 20.09%
   Allegheny County Hospital Development
     Authority Revenue Health Center
     (UPMC Health Project) Series B
     6.00% 7/1/23 (MBIA)                          5,745,000       6,559,813
     6.00% 7/1/24 (MBIA)                          5,000,000       5,713,750
     6.00% 7/1/26 (MBIA)                          4,750,000       5,446,730
     6.00% 7/1/27 (MBIA)                          9,325,000      10,719,461
   Allegheny County Hospital Authority
     Health System Revenue
     (Catholic Health East Project)
     Series A 4.875% 11/15/26 (AMBAC)             8,500,000       8,367,570
   Berks County Municipal Authority
     Health Care (Reading Hospital &
     Medical Center) Pooled Financing
     5.00% 3/1/28                                20,000,000      19,654,799
   Chester County Health & Educational
     Facilities Authority Health System
     Revenue (Jefferson Health Systems
     Project) Series B 5.375% 5/15/27            14,270,000      14,313,381
   Mount Lebanon Hospital Authority
     (St. Clair Memorial Hospital Project)
     Series A 5.625% 7/1/32                       4,500,000       4,480,245
   Pennsylvania Economic Development
     Financing Authority Revenue
     (Dr. Gertrude A. Barber Center,
     Inc. Project)
     5.90% 12/1/30 (RADIAN)                       2,250,000       2,381,783
   Pennsylvania State Higher Educational
     Facilities Authority College Revenue
     (UPMC Health Systems Project)
     Series A 6.00% 1/15/31                      10,000,000      10,335,800
   Philadelphia Hospital Higher Education
     Facilities Authority Hospital Revenue
     (Jeanes Health System Project)
     6.85% 7/1/22                                18,020,000      18,322,556
     (Roxborough Memorial Hospital
     Project) Series 1 7.25% 3/1/24              11,425,000      11,302,410

Statement
  of Net Assets (continued)              Delaware Tax-Free Pennsylvania Fund

                                                 Principal         Market
                                                  Amount           Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
   Scranton-Lackawanna Health &
     Welfare Authority (Allied Services
     Rehabilitation Hospitals Project)
     Series A 7.60% 7/15/20                     $ 5,640,000     $ 5,795,213
   Southcentral Pennsylvania General
     Authority Revenue
     (Wellspan Health Project)
     5.625% 5/15/26                              20,000,000      20,879,999
                                                                -----------
                                                                144,273,510
                                                                -----------
Investor Owned Utilities Revenue Bonds - 13.91%
   Beaver County Industrial Development
     Authority Pollution Control
     Revenue (Cleveland Electric
     Illuminating Project)
     7.625% 5/1/25                                8,500,000       9,109,790
     Series A 7.75% 7/15/25                      10,000,000      10,787,300
   Cambria County Industrial
     Development Authority Pollution
     Control Revenue
     (Pennsylvania Electric Project)
     Series A 5.80% 11/1/20 (MBIA)                4,000,000       4,288,240
     Series B 6.05% 11/1/25 (MBIA) (AMT)          9,700,000      10,550,981
   Carbon County Industrial
     Development Authority
     (Panther Creek Partners Project)
     6.65% 5/1/10 (AMT)                           9,835,000      10,673,532
   Delaware County Industrial
     Development Authority Pollution
     Control Revenue
     (Philadelphia Electric Project)
     Series A 5.20% 4/1/21                       15,500,000      16,299,955
   Indiana County Industrial Development
     Pollution Authority Control Revenue
     (PSEG Power Project)
     5.85% 6/1/27 (AMT)                           3,000,000       2,980,290
   Lehigh County Industrial Development
     Authority Pollution Control Revenue
     (Pennsylvania Power & Light Project)
     Series A 6.40% 11/1/21 (MBIA)                7,000,000       7,187,950
     Series B 6.40% 9/1/29 (MBIA)                15,000,000      16,473,300
   Montgomery County Industrial
     Development Authority Pollution
     Control Revenue
     (Philadelphia Electric Project)
     Series A 5.20% 10/1/30                       9,500,000       9,990,295
   Schuylkill County Industrial
     Development Authority Resource
     Recovery Revenue (Schuylkill Energy
     Resources, Inc. Project)
     6.50% 1/1/10 (AMT)                           1,455,000       1,501,560
                                                                -----------
                                                                 99,843,193
                                                                -----------

                                                 Principal         Market
                                                  Amount           Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Miscellaneous Revenue Bonds - 9.68%
   Delaware Valley Regional
     Finance Authority Local
     Government Revenue
     Series A 5.50% 8/1/28 (AMBAC)             $ 12,600,000    $ 13,715,982
 **First Albany Corporation Municipal
     Series, Inverse Floater
     6.14% 12/15/14                              46,500,000      54,092,055
***Philadelphia Gas Works Revenue
     Capital Appreciation Series C
     6.23% 1/1/12 (AMBAC)                         2,500,000       1,713,075
                                                                -----------
                                                                 69,521,112
                                                                -----------
Municipal Lease Revenue Bonds - 1.11%
   Dauphin County General Authority
     Office & Parking (Forum Place
     Project)
     Series A 6.00% 1/15/25                       9,210,000       5,471,201
   Harrisburg Parking Authority
     Commonwealth Lease Revenue
     6.50% 5/15/25                                1,000,000         963,740
   Philadelphia Authority for Industrial
     Development Lease Revenue
     Series B 5.25% 10/1/30 (FSA)                 1,500,000       1,539,525
                                                                -----------
                                                                  7,974,466
                                                                -----------
Parking Revenue Bonds - 0.08%
   Philadelphia Parking Authority
   Revenue
     5.00% 2/1/27 (AMBAC)                           590,000         591,746
                                                                -----------
                                                                    591,746
                                                                -----------
Political Subdivision General Obligation Bonds - 0.28%
   Lancaster County Series A
     5.00% 11/1/27 (FGIC)                         2,000,000       2,009,160
                                                                -----------
                                                                  2,009,160
                                                                -----------
Ports & Harbors Revenue Bonds - 2.08%
   Allegheny County Port Authority
     5.00% 3/1/29 (FGIC)                          4,000,000       4,016,520
   Delaware River Port Authority
     Series B 5.70% 1/1/21 (FSA)                  8,560,000       9,433,890
   Erie Western Pennsylvania Port
     Authority General Revenue
     6.25% 6/15/10 (AMT)                          1,365,000       1,486,267
                                                                -----------
                                                                 14,936,677
                                                                -----------
*Pre-Refunded Bonds - 4.50%
   Abington School District
     6.00% 5/15/26-06 (FGIC)                      6,000,000       6,784,560
   Chester Pre-Refunded Guaranteed
     Host Community 7.25% 12/1/05-03              2,110,000       2,409,114
   Harrisburg Authority Office & Parking
     Revenue Series A 6.00% 5/1/19-08             7,500,000       8,666,775
   Norwin School District
     6.00% 4/1/30-10 (FGIC)                       2,000,000       2,342,880
   Pennsylvania State Higher Education
     Agency Assistance Capital
     Acquisition
     5.875% 12/15/30-10 (MBIA)                    7,385,000       8,669,325

Statement
  of Net Assets (continued)              Delaware Tax-Free Pennsylvania Fund

                                                 Principal        Market
                                                  Amount          Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
*Pre-Refunded Bonds (continued)
   Philadelphia Authority For
     Industrial Development Revenue
     (Cathedral Village Project)
     7.25% 4/1/15-03                            $ 2,000,000     $ 2,103,840
   Swarthmore Borough Authority
     (Swarthmore College Project)
     6.00% 9/15/12-02                             1,270,000       1,297,889
                                                                -----------
                                                                 32,274,383
                                                                -----------
School District General Obligation Bonds - 2.89%
   Canon McMillan School District
     Series B 5.25% 12/1/34 (FGIC)                3,580,000       3,673,653
   East Allegheny School
     District Refunding
     5.00% 4/1/32 (FGIC)                          2,000,000       2,005,960
   Greater Johnstown School District
     Series C 5.125% 8/1/25 (MBIA)                7,500,000       7,618,425
   McGuffey School District
     5.125% 8/1/31 (FGIC)                         4,030,000       4,075,861
     Series B 4.75% 8/1/28 (AMBAC)                2,250,000       2,177,888
   Stroudsburg Area School District
     Series A 4.75% 4/1/25 (FSA)                  1,250,000       1,216,675
                                                                -----------
                                                                 20,768,462
                                                                -----------
School District Revenue Bonds - 0.40%
   Pennsylvania Economic Development
     Financing Authority School Revenue
     (Germantown Friends School Project)
     5.35% 8/15/31                                2,820,000       2,871,550
                                                                -----------
                                                                  2,871,550
                                                                -----------
Single Family Housing Revenue Bonds - 4.00%
   Allegheny County Residential Finance
     Authority Mortgage Revenue
     Single Family
     Series II-2 5.90% 11/1/32 (AMT)              1,335,000       1,399,160
     Series KK-2 5.40% 5/1/26 (AMT)               3,025,000       3,082,596
   Pennsylvania Housing Finance Agency
     Single Family Mortgage
     Series 57A 6.15% 4/1/27 (AMT)                5,000,000       5,242,450
     Series 66A 5.65% 4/1/29 (AMT)                3,950,000       4,037,177
     Series 69A 6.25% 4/1/31 (AMT)                  980,000       1,036,223
     Series 70A 5.90% 4/1/31 (AMT)                8,250,000       8,647,979
     Series 72A 5.35% 10/1/31 (AMT)               5,190,000       5,244,028
                                                                -----------
                                                                 28,689,613
                                                                -----------
Tax Increment/Special Assessment Bonds - 0.53%
   Allegheny County Redevelopment
     Authority Tax Increment Revenue
     (Waterfront Project) Series B
     6.00% 12/15/10                               1,000,000       1,102,410
     6.40% 12/15/18                               2,500,000       2,703,625
                                                                -----------
                                                                  3,806,035
                                                                -----------

                                                 Principal        Market
                                                  Amount          Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Transportation Revenue Bonds - 0.68%
   Pennsylvania Economic Development
     (Amtrak Project)
     Series A 6.375% 11/1/41 (AMT)              $ 5,000,000     $ 4,853,250
                                                                -----------
                                                                  4,853,250
                                                                -----------
Turnpike/Toll Road Revenue Bonds - 2.25%
   Pennsylvania State Turnpike
   Commission
     5.00% 7/15/41 (AMBAC)                       11,000,000      10,969,420
     Series R 5.00% 12/1/30 (AMBAC)               5,150,000       5,169,416
                                                                -----------
                                                                 16,138,836
                                                                -----------
Waste Disposal Revenue Bonds - 1.53%
   Chester (City of) Guaranteed Host
     Community Resource Recovery
     7.25% 12/1/05                                4,735,000       4,851,102
   Greater Lebanon Refuse Authority
     Solid Waste Revenue Refunding
     (Lancaster County Project)
     7.00% 11/15/04                                 995,000       1,003,647
   Borough of New Morgan Guaranteed
     Host Community 8.00% 11/1/05                 4,865,000       5,158,992
                                                                -----------
                                                                 11,013,741
                                                                -----------
Water & Sewer Revenue Bonds - 3.98%
   Dauphin County Industrial Development
     Authority Water Development
     Revenue Dauphin Consolidated
     Water Supply (General Waterworks
     Corporation Project)
     Series B 6.70% 6/1/17                        1,750,000       2,144,345
   Delaware County Industrial
     Development Authority Water
     Revenue (Philadelphia Suburban
     Water Project)
     6.00% 6/1/29 (FGIC) (AMT)                    3,000,000       3,231,570
   Erie Water Authority Revenue
     Series A 5.125% 12/1/25 (MBIA)               4,000,000       4,062,120
   Philadelphia Water & WasteWater
     Revenue Series A
     5.00% 11/1/31 (FGIC)                         6,000,000       5,995,020
   Pittsburgh Water & Sewer Authority
     Revenue 5.125% 12/1/31 (AMBAC)              10,000,000      10,131,000
   University Area Joint Authority Sewer
     Revenue 5.00% 11/1/26 (MBIA)                 3,000,000       3,014,040
                                                                -----------
                                                                 28,578,095
                                                                -----------
Total Municipal Bond
   (cost $662,440,682)                                          706,924,796
                                                                -----------

Statement
  of Net Assets (continued)              Delaware Tax-Free Pennsylvania Fund


Total Market Value of Securities - 98.46%
   (cost $662,440,682)                                        $ 706,924,796

Receivables and Other Assets
   Net of Liabilities - 1.54%                                    11,026,688
                                                               ------------
Net Assets Applicable to 88,989,030 Shares
   Outstanding - 100.00%                                      $ 717,951,484
                                                              =============
Net Asset Value - Delaware Tax-Free
   Pennsylvania Fund Class A
   ($675,768,578 / 83,760,525 Shares)                                 $8.07
                                                                      -----
Net Asset Value - Delaware Tax-Free
   Pennsylvania Fund Class B
   ($37,176,770 / 4,608,001 Shares)                                   $8.07
                                                                      -----
Net Asset Value - Delaware Tax-Free
   Pennsylvania Fund Class C
   ($5,006,136 / 620,504 Shares)                                      $8.07
                                                                      -----

Components of Net Assets at August 31, 2002:
Shares of beneficial interest (unlimited
   authorization - no par)                                    $ 701,596,226
Distributions in excess of net investment income                     (8,936)
Accumulated net realized loss on investments                    (28,119,920)
Net unrealized appreciation of investments                       44,484,114
                                                               ------------
Total net assets                                              $ 717,951,484
                                                              =============

  * For Pre-refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

 ** An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2002.

*** Zero coupon bond as of August 31, 2002. The interest rate shown is the yield at the time of purchase.

  + Non-incoming producing security. Security is currently in default.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

Net Asset Value and Offering Price per Share -
Delaware Tax-Free Pennsylvania Fund
Net asset value Class A (A)                                           $8.07
Sales Charge (3.75% of offering price,
or 3.84% of amount invested per share) (B)                             0.31
                                                                      -----
Offering price                                                        $8.38
                                                                      =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statement                       Delaware Tax-Free Pennsylvania Fund
  of Operations                 For the Period Ended August 31, 2002 (Unaudited)

Investment Income:
   Interest                                                         $20,336,018

Expenses:
   Management fees                                                    1,910,862
   Distribution expenses-Class A                                        746,753
   Distribution expenses-Class B                                        184,755
   Distribution expenses-Class C                                         23,721
   Dividend disbursing and transfer agent fees and expenses             223,967
   Accounting and administration expenses                               153,527
   Professional fees                                                     29,564
   Reports and statements to shareholders                                18,666
   Trustees' fees                                                        14,632
   Custodian fees                                                         9,372
   Registration fees                                                      7,018
   Other                                                                 93,326
                                                                    -----------
                                                                      3,416,163
   Less expenses paid indirectly                                        (20,411)
                                                                    -----------
   Total expenses                                                     3,395,752
                                                                    -----------
Net Investment Income                                                16,940,266
                                                                    -----------

Net Realized and Unrealized Gain on Investments:
   Net realized gain on investments                                   1,662,289
   Net change in unrealized appreciation/depreciation of investments  8,754,829
                                                                    -----------
Net Realized and Unrealized Gain on Investments                      10,417,118
                                                                    -----------

Net Increase in Net Assets Resulting from Operations                $27,357,384
                                                                    ===========

See accompanying notes

Statements                                 Delaware Tax-Free Pennsylvania Fund
  of Changes in Net Assets


                                                                                           Period             Year
                                                                                            Ended             Ended
                                                                                           8/31/02           2/28/02
                                                                                         (Unaudited)
Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                                $ 16,940,266      $ 35,374,471
   Net realized gain/loss on investments                                                   1,662,289          (765,404)
   Net change in unrealized appreciation/depreciation of investments                       8,754,829        12,279,948
                                                                                        ------------      ------------
   Net increase in net assets resulting from operations                                   27,357,384        46,889,015
                                                                                        ------------      ------------
Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                                             (16,112,273)      (33,686,893)
     Class B                                                                                (741,773)       (1,515,599)
     Class C                                                                                 (95,156)         (171,979)
                                                                                        ------------      ------------
                                                                                         (16,949,202)      (35,374,471)
                                                                                        ------------      ------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                              11,371,818        20,695,442
     Class B                                                                               1,395,865         3,840,994
     Class C                                                                                 639,420         1,018,173

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                               9,242,350        19,264,863
     Class B                                                                                 412,999           839,323
     Class C                                                                                  60,573           112,515
                                                                                        ------------      ------------
                                                                                          23,123,025        45,771,310
                                                                                        ------------      ------------
   Cost of shares repurchased:
     Class A                                                                             (36,669,130)      (64,122,257)
     Class B                                                                              (2,700,947)       (4,090,600)
     Class C                                                                                (285,183)         (574,645)
                                                                                        ------------      ------------
                                                                                         (39,655,260)      (68,787,502)
                                                                                        ------------      ------------
Decrease in net assets derived from capital share transactions                           (16,532,235)      (23,016,192)
                                                                                        ------------      ------------
Net Decrease in Net Assets                                                                (6,124,053)      (11,501,648)

Net Assets:
   Beginning of period                                                                   724,075,537       735,577,185
                                                                                        ------------      ------------
   End of period                                                                        $717,951,484      $724,075,537
                                                                                        ============      ============

See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Tax-Free Pennsylvania Fund Class A
--------------------------------------------------------------------------------------------------------------------------------
                                                            Period
                                                             Ended                            Year Ended
                                                           8/31/02(2)   2/28/02     2/28/01     2/29/00     2/28/99     2/28/98
                                                         (Unaudited)
Net asset value, beginning of period                         $ 7.950     $ 7.820     $ 7.460     $ 8.290     $ 8.420     $ 8.240

Income (loss) from investment operations:
Net investment income                                          0.190       0.387       0.402       0.410       0.415       0.430
Net realized and unrealized gain (loss) on investments         0.120       0.130       0.360      (0.830)     (0.034)      0.193
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Total from investment operations                               0.310       0.517       0.762      (0.420)      0.381       0.623
                                                          ----------  ----------  ----------  ----------  ----------  ----------

Less dividends and distributions from:
Net investment income                                         (0.190)     (0.387)     (0.402)     (0.410)     (0.415)     (0.430)
Net realized gain on investments                                  --          --          --          --      (0.096)     (0.013)
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Total dividends and distributions                             (0.190)     (0.387)     (0.402)     (0.410)     (0.511)     (0.443)
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period                               $ 8.070     $ 7.950     $ 7.820     $ 7.460     $ 8.290     $ 8.420
                                                          ==========  ==========  ==========  ==========  ==========  ==========

Total return(1)                                                3.98%       6.78%      10.47%      (5.18%)      4.64%       7.78%

Ratios and supplemental data:
Net assets, end of year (000 omitted)                      $ 675,769   $ 682,030   $ 695,329   $ 716,646   $ 871,740   $ 917,364
Ratio of expenses to average net assets                        0.91%       0.89%       0.92%       0.92%       0.95%       0.94%
Ratio of net investment income to average net assets           4.79%       4.92%       5.26%       5.21%       4.96%       5.20%
Portfolio turnover                                               16%         38%         23%         38%         41%         32%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Tax-Free Pennsylvania Fund Class B
--------------------------------------------------------------------------------------------------------------------------------
                                                            Period
                                                             Ended                             Year Ended
                                                          8/31/02(2)    2/28/02     2/28/01     2/29/00     2/28/99     2/28/98
                                                         (Unaudited)

Net asset value, beginning of period                         $ 7.950     $ 7.820     $ 7.460     $ 8.290     $ 8.420     $ 8.240

Income (loss) from investment operations:
Net investment income                                          0.160       0.324       0.341       0.347       0.348       0.370
Net realized and unrealized gain (loss) on investments         0.120       0.130       0.360      (0.830)     (0.034)      0.193
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Total from investment operations                               0.280       0.454       0.701      (0.483)      0.314       0.563
                                                          ----------  ----------  ----------  ----------  ----------  ----------

Less dividends and distributions from:
Net investment income                                         (0.160)     (0.324)     (0.341)     (0.347)     (0.348)     (0.370)
Net realized gain on investments                                  --          --          --          --      (0.096)     (0.013)
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Total dividends and distributions                             (0.160)     (0.324)     (0.341)     (0.347)     (0.444)     (0.383)
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period                               $ 8.070     $ 7.950     $ 7.820     $ 7.460     $ 8.290     $ 8.420
                                                          ==========  ==========  ==========  ==========  ==========  ==========

Total return(1)                                                3.58%       5.93%       9.59%      (5.94%)      3.81%       6.92%

Ratios and supplemental data:
Net assets, end of year (000 omitted)                       $ 37,177    $ 37,533    $ 36,350    $ 37,390    $ 42,994    $ 37,631
Ratio of expenses to average net assets                        1.68%       1.69%       1.72%       1.72%       1.75%       1.74%
Ratio of net investment income to average net assets           4.02%       4.12%       4.46%       4.41%       4.16%       4.40%
Portfolio turnover                                               16%         38%         23%         38%         41%         32%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Tax-Free Pennsylvania Fund Class C
--------------------------------------------------------------------------------------------------------------------------------
                                                            Period
                                                             Ended                             Year Ended
                                                          8/31/02(2)     2/28/02     2/28/01     2/29/00     2/28/99     2/28/98
                                                          (Unaudited)
Net asset value, beginning of period                          $ 7.95     $ 7.820     $ 7.460     $ 8.290     $ 8.420     $ 8.240

Income (loss) from investment operations:
Net investment income                                          0.160       0.324       0.340       0.347       0.355       0.364
Net realized and unrealized gain (loss) on investments         0.120       0.130       0.360      (0.830)     (0.034)      0.193
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Total from investment operations                               0.280       0.454       0.700      (0.483)      0.321       0.557
                                                          ----------  ----------  ----------  ----------  ----------  ----------

Less dividends and distributions from:
Net investment income                                         (0.160)     (0.324)     (0.340)     (0.347)     (0.355)     (0.364)
Net realized gain on investments                                  --          --          --          --      (0.096)     (0.013)
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Total dividends and distributions                             (0.160)     (0.324)     (0.340)     (0.347)     (0.451)     (0.377)
                                                          ----------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period                                $ 8.07     $ 7.950     $ 7.820     $ 7.460     $ 8.290     $ 8.420
                                                          ==========  ==========  ==========  ==========  ==========  ==========

Total return(1)                                                3.58%       5.93%       9.58%      (5.94%)      3.81%       6.92%

Ratios and supplemental data:
Net assets, end of year (000 omitted)                         $5,006     $ 4,512     $ 3,898     $ 3,909     $ 3,963     $ 2,569
Ratio of expenses to average net assets                        1.68%       1.69%       1.72%       1.72%       1.75%       1.74%
Ratio of net investment income to average net assets           4.02%       4.12%       4.46%       4.41%       4.16%       4.40%
Portfolio turnover                                               16%         38%         23%         38%         41%         32%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes
                                       15

Notes                                      Delaware Tax-Free Pennsylvania Fund
  to Financial Statements                  August 31, 2002 (Unaudited)

Delaware Group State Tax-Free Income Trust (the "Trust") is organized as a Delaware business trust and offers one series: Delaware Tax-Free Pennsylvania Fund. These financial statements and related notes pertain to Delaware Tax-Free Pennsylvania Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Pennsylvania Fund is to seek a high level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes, consistent with the preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis.

Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $8,567 for the period ended August 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended August 31, 2002 were approximately $11,844. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration
   Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next 1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board of Trustees has set the fee at an annual rate of 0.25% of the Class A share's average daily net assets.

For the period ended August 31, 2002, DDLP earned $29,533 for commissions on sales of the Fund's Class A shares.

At August 31, 2002, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                     $45,082
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC                 9,638
Other expenses payable to DMC and affiliates                  10,907

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

Notes                                        Delaware Tax-Free Pennsylvania Fund
  to Financial Statements (continued)

3. Investments

For the period ended August 31, 2002, the Fund made purchases of $54,853,480 and sales of $76,777,614 of investment securities other than short-term investments.

At August 31, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At August 31, 2002, the cost of investments was $662,440,682. At August 31, 2002, the net unrealized appreciation was $44,484,114 of which $48,627,407 related to unrealized appreciation of investments and $4,143,293 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended February 28, 2002 and 2001 was as follows:

                                                       2002              2001
                                                    -----------      -----------
Tax-Exempt Distributions                            $35,374,471      $38,723,071

As of February 28, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                           $718,128,461
Capital loss carryforwards                               (25,086,399)
Unrealized appreciation of investments                    31,033,475
                                                        ------------
Net assets                                              $724,075,537
                                                        ------------

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $15,601,441 in 2008, $8,323,306 in 2009, and $1,161,652 in 2010.

5. Capital Shares
Transactions in capital shares were as follows:

                                      Period ended     Year Ended
                                           8/31/02        2/28/02
                                       (Unaudited)
Shares sold:
   Class A                               1,441,036      2,632,721
   Class B                                 176,793        489,647
   Class C                                  81,037        128,723

Shares issued upon reinvestment of dividends and distributions:
   Class A                               1,172,493      2,450,416
   Class B                                  52,399        106,747
   Class C                                   7,677         14,311
                                       -----------    -----------
                                         2,931,435      5,822,565
                                       -----------    -----------


Shares repurchased:
   Class A                              (4,656,041)    (8,162,871)
   Class B                                (343,041)      (521,090)
   Class C                                 (35,847)       (73.725)
                                       -----------    -----------
                                        (5,034,929)    (8,757,686)
                                       -----------    -----------
Net decrease                            (2,103,494)    (2,935,121)
                                       -----------    -----------

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2002, or at any time during the period.

7. Credit and Market Risks
The Fund concentrates its investments in securities issued by Pennsylvania municipalities. The value of these investments may be adversely affected by new legislation within Pennsylvania, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

Delaware
Investments(SM)
-----------------------------
A member of Lincoln Financial Group(R)


This semiannual report is for the information of Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Pennsylvania Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                            Affiliated Officers                          Contact Information
Walter P. Babich                             William E. Dodge                             Investment Manager
Board Chairman                               Executive Vice President and                 Delaware Management Company
Citadel Constructors, Inc.                   Chief Investment Officer, Equity             Philadelphia, PA
King of Prussia, PA                          Delaware Investments Family of Funds
                                             Philadelphia, PA                             International Affiliate
David K. Downes                                                                           Delaware International Advisers Ltd.
President and Chief Executive Officer        Jude T. Driscoll                             London, England
Delaware Investments Family of Funds         Executive Vice President and
Philadelphia, PA                             Head of Fixed Income                         National Distributor
                                             Delaware Investments Family of Funds         Delaware Distributors, L.P.
John H. Durham                               Philadelphia, PA                             Philadelphia, PA
Private Investor
Gwynedd Valley, PA                           Richard J. Flannery                          Shareholder Servicing, Dividend
                                             President and Chief Executive Officer        Disbursing and Transfer Agent
John A. Fry                                  Delaware Distributors, L.P.                  Delaware Service Company, Inc.
President                                    Philadelphia, PA                             2005 Market Street
Franklin & Marshall College                                                               Philadelphia, PA 19103-7094
Lancaster, PA                                Richelle S. Maestro
                                             Senior Vice President, Deputy General        For Shareholders
Anthony D. Knerr                             Counsel and Secretary                        800 523-1918
Consultant                                   Delaware Investments Family of Funds
Anthony Knerr & Associates                   Philadelphia, PA                             For Securities Dealers and Financial
New York, NY                                                                              Institutions Representatives Only
                                             Michael P. Bishof                            800 362-7500
Ann R. Leven                                 Senior Vice President and Treasurer
Former Treasurer/Chief Fiscal Officer        Delaware Investments Family of Funds         Web site
National Gallery of Art                      Philadelphia, PA                             www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(6705)                                                        Printed in the USA
SA-007 [8/02] VGR 10/02                                                    J8653